Exhibit 10.19

LIQTECH INTERNATIONAL, INC.

SECOND AMENDMENT TO

NOTE AND WARRANT PURCHASE AGREEMENT

This SECOND AMENDMENT TO NOTE AND WARRANT PURCHASE AGREEMENT (this “Amendment”) is effective as of March 26, 2025 (the “Effective Date”), by and among LiqTech International, Inc., a Nevada corporation (the “Company”), and 21 April Fund, Ltd. and 21 April Fund, L.P. (collectively, the “Investors” and, each, an “Investor”).

WHEREAS, the Company and the Investors are parties to that certain Note and Warrant Purchase Agreement, dated as of June 22, 2022, as amended by that certain First Amendment to Note and Warrant Purchase Agreement, effective as of September 30, 2023 (and as further amended, amended and restated, supplemented or otherwise modified from time to time, the “Purchase Agreement”), pursuant to which the Company issued and sold to the Investors $6,000,000 aggregate principal amount of promissory notes in the respective amounts set forth on Schedule A to the Purchase Agreement (as amended by that certain Allonge No. 1 to Promissory Note, collectively, the “Notes” and, each, a “Note”);

WHEREAS, pursuant to the Purchase Agreement, the Company also issued warrants to purchase shares of common stock of the Company (“Common Stock”) in the respective amounts set forth on Schedule A to the Purchase Agreement (collectively, the “Original Warrants” and, each, an “Original Warrant”);

WHEREAS, Section 6.10 of the Purchase Agreement provides that any term of the Purchase Agreement may be amended only with the written consent of the Company and the Investors, Section 6 of each Note provides that any term of such Note may be amended only with the written consent of the Company and the Investor party thereto, and Section 5 of each Original Warrant provides that such Original Warrant may be modified or amended with the written consent of the Company and the holder thereof; and

WHEREAS, the Investors and the Company desire to further amend the Notes and to amend and restate the Original Warrants, in each case, on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises and covenants set forth in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investors agree as follows:

1.	Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Purchase Agreement.

2.

Amendment to Notes; Restatement of Warrants. Simultaneous with the execution and delivery of this Amendment, the Company shall execute and deliver to each Investor (a) Allonge No. 2 to such Investor’s Note substantially in the form attached hereto as Exhibit A  (“Allonge No. 2”) and (b) an Amended and Restated Warrant substantially in the form attached hereto as Exhibit B (the “Amended and Restated Warrants” and, each, an “Amended and Restated Warrant”) for the number of shares of Common Stock set forth on Schedule A of the Purchase Agreement.

3.	Amendment to Purchase Agreement. The Purchase Agreement is hereby amended as follows:

(a)

The Amended and Restated Warrants shall be considered “Warrants” as such term is defined and used in the Purchase Agreement and, the (i) shares of Common Stock issuable upon exercise of the Amended and Restated Warrants and (ii) the Note Shares, if any, shall be considered “Warrant Shares” for all purposes of the Registration Rights Agreement.

4.	Representations and Warranties of the Company. The Company hereby represents and warrants to each Investor that as of the Effective Date:

(a)

The Company is duly incorporated, validly existing, and in good standing under the laws of the jurisdiction of its organization. The Company has all requisite power and authority to own and operate its respective properties and assets and to carry on its business as presently conducted and as proposed to be conducted. The Company is qualified to do business as a foreign entity in every jurisdiction in which the failure to be so qualified would have, or would reasonably be expected to have, a Material Adverse Effect.

(b)

The representations and warranties of the Company set forth in Sections 2.3 through 2.9 of the Purchase Agreement, subject to the following amendments, are true and correct as of the Effective Date: (i) the term “Transaction Documents” shall be defined as “this Amendment, Allonge No. 2 to each Note, the Amended and Restated Warrants and any ancillary agreements and instruments to be entered into by the Company under this Amendment”; (ii) any reference to “this Agreement” shall be replaced with “this Amendment”; (iii) any reference to the “Notes,” except for the reference contained in the definition of “Transaction Documents,” shall be to the Notes as amended by Allonge No. 2; (iv) any reference to the “Warrants” shall be replaced with the “Amended and Restated Warrants”; (v) the term “Warrant Shares” shall be defined as “shares of Common Stock underlying the Amended and Restated Warrants” and (vi) references to “date hereof”, “date of the Closing” or “date of this Agreement” shall be replaced with “Effective Date.”

(c)

The following representations and warranties of the Company are true and correct as of the Effective Date: (i) the shares of Common Stock to be issued pursuant to the Notes (the “Note Shares”) have been duly authorized by all necessary corporate action and such Note Shares, when and if issued pursuant to the terms of the applicable Note, will be validly issued, fully paid, and nonassessable, and will be free of any lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or other material restriction with respect to the issuance thereof; provided, however, that such Note Shares shall be subject to restrictions on transfer under state or federal securities laws as set forth in this Amendment, or as otherwise may be required under state or federal securities laws as set forth in this Amendment at the time a transfer is proposed; and (ii) assuming the accuracy of each of the representations and warranties of the Investors herein, the issuance by the Company of the Notes, and any shares of Common Stock issuable upon the exercise thereof, are or will be, as applicable, exempt from registration under the Securities Act.

(d)

The representations and warranties of the Company set forth in Sections 2.1, 2.2 and 2.10 through 2.20 of the Purchase Agreement are true and correct in all material respects as of the Effective Date as if made on and as of the Effective Date (and, for the avoidance of doubt, references to “date hereof”, “date of the Closing” or “date of this Agreement” shall be replaced with “Effective Date”).

5.

Representations and Warranties of the Investors. Each Investor hereby represents and warrants severally, and not jointly, that the representations and warranties of such Investor set forth in Section 3 of the Purchase Agreement, subject to the following amendments, are true and correct as of the Effective Date: (i) the term “Transaction Documents” shall be defined as “this Amendment, Allonge No. 2 to each Note, the Amended and Restated Warrants and any ancillary agreements and instruments to be entered into by such Investor under this Amendment”; (ii) any reference to “this Agreement” shall be replaced with “this Amendment”; (iii) any reference to the “Notes,” except for the reference contained in the definition of “Transaction Documents,” shall be to the Notes as amended by Allonge No. 2; (iv) the term “Securities” shall be defined as “the Notes, the Amended and Restated Warrants and any capital stock issuable upon exercise of the Amended and Restated Warrants or payment under the Notes”; and (v) any reference to the “Warrants” shall be replaced with the “Amended and Restated Warrants”.

6.	Covenants of the Company.

(a)

Reservation of Stock. The Company covenants that during the term the Amended and Restated Warrants are exercisable, the Company will reserve from its authorized and unissued capital stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of all outstanding Amended and Restated Warrants.

(b)

Use of Proceeds from Payments of Exercise Price. The Company covenants that, for so long as the Notes are outstanding, all payments of Exercise Price (as defined in the Amended and Restated Warrants) received by the Company shall be used by the Company to repay any amounts outstanding under the Notes, on a pro rata basis.

(c)

Securities Laws Disclosure. The Company will file a Current Report on Form 8-K with the SEC describing the terms of the Transaction Documents (the “8-K Filing”) within the time required by the Exchange Act. Neither the Company or its subsidiaries, on the one hand, nor the Investors, on the other hand, shall issue any press releases or any other public statements with respect to the transactions contemplated hereby without the prior consent of the other party; provided, however, the Company or the Investors each shall be entitled, without the prior approval of the other, to make any press release or other public disclosure with respect to such transactions (a) in substantial conformity with the 8-K Filing and contemporaneously therewith and (b) as is required by applicable law and regulations.

7.	Miscellaneous.

(a)

Effect on the Notes and the Purchase Agreement. Except as specifically provided herein and in the Allonge No. 2 to each Note, each of the Notes and the Purchase Agreement shall remain in full force and effect. To the extent that any term or provision of this Amendment is or may be inconsistent with any term or provision in the Purchase Agreement or any Note, the terms and provisions of this Amendment shall control.

(b)	Affixation to Each Note. Each Investor agrees to affix a fully executed copy of Allonge No. 2 to such Investor’s Note, as applicable, and such Allonge No. 2 shall become a part thereof.

(c)

Survival of Warranties. The warranties, representations and covenants of the Company and each Investor contained in or made pursuant to this Amendment with respect to the Effective Date shall survive the execution and delivery of this Amendment and such Effective Date.

(d)

Governing Law; Jurisdiction. This Amendment shall be governed by and construed under the laws of the State of New York as applied to agreements among New York residents entered into and to be performed entirely within New York. With respect to any disputes arising out of or related to this Amendment, the parties consent to the exclusive jurisdiction of the New York County Supreme Court or, in the event that such court does not have jurisdiction over the dispute, to the federal district court of the Southern District of New York or to the state courts of the State of New York.

(e)

Counterparts; Electronic Signatures. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Amendment may be executed and delivered by facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act or other applicable law) or other transmission method and upon such delivery any such signature shall be deemed to have the same effect as if the original signature had been delivered to the other party.

(f)

Expenses. Each Investor shall individually bear such Investor’s full costs and expenses incurred with respect to the negotiation, execution, delivery and performance of this Amendment and the other Transaction Documents.

(g)

Further Assurances. The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Amendment.

(h)

California Corporate Securities Law. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AMENDMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION FOR SUCH SECURITIES PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AMENDMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

COMPANY:

LIQTECH INTERNATIONAL, INC.

By:	/s/ Fei Chen
Name:	Fei Chen
Title:	Chief Executive Officer

LIQTECH INTERNATIONAL, INC.
SECOND AMENDMENT TO NOTE AND WARRANT PURCHASE AGREEMENT
SIGNATURE PAGE

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

INVESTORS:

21 APRIL FUND, LTD.

By:	/s/ Michael Kellen
Name:	Michael Kellen
Title:	Portfolio Manager

21 APRIL FUND, LP.

By:	/s/ Michael Kellen
Name:	Michael Kellen
Title:	Portfolio Manager

LIQTECH INTERNATIONAL, INC.
SECOND AMENDMENT TO NOTE AND WARRANT PURCHASE AGREEMENT
SIGNATURE PAGE

EXHIBIT A

FORM OF ALLONGE NO. 2 TO PROMISSORY NOTE

LIQTECH INTERNATIONAL, INC.

ALLONGE NO. 2 TO
PROMISSORY NOTE

Effective as of March 26, 2025

This Allonge No. 2 to Promissory Note (this “Allonge”) is intended to be permanently affixed to that certain Promissory Note, dated June 22, 2022, issued by LiqTech International, Inc., a Nevada corporation (the “Company”), in favor of [21 April Fund, Ltd.] [21 April Fund, L.P.] (the “Holder”), in the original principal amount of [$4,250,000] [$1,750,000], as previously amended by that certain Allonge No. 1 to Promissory Note, dated September 30, 2023 (as so amended, the “Note”). When so affixed, this Allonge shall constitute part of the Note. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Note.

The Note is hereby amended, effective as of the date of its issuance, in the following manner:

1.    The second sentence of Section 1.1 of the Note is hereby amended and restated in its entirety as follows: “This Promissory Note (this “Note”) shall not bear interest until January 1, 2026. Beginning on January 1, 2026, this Note shall bear interest at a rate of 10% per annum (calculated on the basis of a three hundred sixty-five (365) day year and the actual days elapsed) until the Note is repaid in full. Notwithstanding the foregoing, if at any time following the date hereof (x) the Note is not repaid in full on or by the Maturity Date (as defined below), or (y) if any Event of Default occurs which is continuing, in each case and without limiting any other remedies available to the Holder, the Note shall thereafter bear interest on the unpaid principal balance thereof at the rate of 13% per annum for the first month after the Maturity Date or after the occurrence of such Event of Default which is continuing (as applicable), and such rate shall increase by 1% on (I) in the case of clause (x) above, the 20th day of each month after the Maturity Date until the Note is repaid in full, or (II) in the case of clause (y) above, the corresponding day of the month for each month after the occurrence of such Event of Default (provided that, for any month in which there is not a day corresponding to the date on which such Event of Default occurred, then the corresponding day shall be the last day of such month) until such Event of Default has been cured, in each case, up to a maximum of 16% per annum (such interest, collectively, “Default Interest”). If at any time the interest rate payable on this Note shall exceed the maximum rate of interest permitted under applicable law, such interest rate shall be reduced automatically to the maximum rate permitted. All payments of interest, aside from Default Interest, shall be paid semi-annually in arrears on each of June 1 and December 1 (each, an “Interest Payment Date”) beginning on June 1, 2026, in either cash or shares of the Company’s common stock (“Common Stock”) in accordance with Section 1.4 hereof.”

LIQTECH INTERNATIONAL, INC.
SECOND AMENDMENT TO NOTE AND WARRANT PURCHASE AGREEMENT
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2.    The following new Section 1.4 is hereby added to the Note:

“1.4         The decision whether to pay interest hereunder in shares of Common Stock or cash shall be at the discretion of the Company. Should the Company elect to pay interest in kind, it shall be paid in shares of Common Stock valued for purposes thereof at the volume-weighted average of the closing price per share as reported by the Nasdaq Capital Market for the five (5) consecutive trading days ending on the last trading day immediately preceding the Interest Payment Date; provided that in no event shall the price per share used to calculate the interest payment be less than $0.50 per share; provided, further, that notwithstanding anything in this Note to the contrary, the Company shall not elect to pay interest in kind or otherwise issue any shares of Common Stock pursuant to this Note, if the issuance of such shares of Common Stock, together with any shares of Common Stock issued in connection with the transactions contemplated by the Purchase Agreement would exceed 19.99% of the shares of Common Stock outstanding as of the date of the Purchase Agreement or such lower number of shares as a result of the aggregation of the transactions contemplated by the Purchase Agreement with any other transaction or series of transactions under applicable rules of The Nasdaq Stock Market LLC. No less than 10 trading days prior to each Interest Payment Date, the Company shall provide the Holder with written notice of its election to pay interest hereunder either in cash or shares of Common Stock (the Company may indicate in such notice that the election contained in such notice shall continue for later periods until revised).”

3.    The Maturity Date is hereby extended by sixteen (16) months to May 1, 2027. Therefore, the definition of “Maturity Date” in Section 1.2 of the Note is hereby amended to mean “May 1, 2027.”

4.    Nothing contained in this Allonge shall be construed as a substitution or novation of the existing indebtedness evidenced by the Note, which indebtedness remains outstanding and in full force and effect, as modified hereby. The Company hereby acknowledges and agrees that the Note (as modified by this Allonge) remains and shall continue in full force and effect without impairment.

5.    This Allonge may be executed in any number of counterparts, each of which so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

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LIQTECH INTERNATIONAL, INC.
SECOND AMENDMENT TO NOTE AND WARRANT PURCHASE AGREEMENT
SIGNATURE PAGE

IN WITNESS WHEREOF, the Company has caused this Allonge No. 2 to Promissory Note to be duly executed as of the date first above written.

COMPANY:

LIQTECH INTERNATIONAL, INC.

By:
Name:	Fei Chen
Title:	Chief Executive Officer

ACCEPTED AND AGREED TO:

HOLDER:

[21 April Fund, Ltd.] [21 April Fund, L.P.]

LIQTECH INTERNATIONAL, INC.
SECOND AMENDMENT TO NOTE AND WARRANT PURCHASE AGREEMENT
SIGNATURE PAGE

EXHIBIT B

FORM OF AMENDED AND RESTATED WARRANT

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

AMENDED AND RESTATED

COMMON STOCK PURCHASE WARRANT

LIQTECH INTERNATIONAL, INC.

Warrant Shares: [ ]	Initial Exercise Date: June 22, 2022
Amendment Date: March 26, 2025

THIS AMENDED AND RESTATED COMMON STOCK PURCHASE WARRANT (this “Warrant”) certifies that, for value received, [21 April Fund, Ltd.] [21 April Fund, L.P.], or its assigns (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date hereof (the “Amendment Date”) and on or prior to the close of business on December 31, 2029 (the “Termination Date”) but not thereafter, to subscribe for and purchase from LIQTECH INTERNATIONAL, INC., a Nevada corporation (the “Company”), up to [376,302][154,948] ([Three Hundred Seventy-Six Thousand Three Hundred and Two][One Hundred Fifty-Four Thousand Nine

Hundred and Forty-Eight]) shares (as subject to adjustment hereunder, the “Warrant Shares”) of Common Stock. Notwithstanding the foregoing, subject to the Company’s compliance with the notice provisions set forth in Section 3(g) hereof, this Warrant will terminate upon the consummation of a Change of Control. The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b). It is intended that this Warrant amend and restate in its entirety that warrant originally issued by the Company to the Holder on June 22, 2022 (the “Original Warrant”). From the Amendment Date, the terms of this Warrant supersede in full the terms of the Original Warrant.

Section 1. Definitions. In addition to the terms defined elsewhere in the Warrant, the following terms have the meanings indicated in this Section 1.

a) “Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such Person.

b) “Change of Control Transaction” means the occurrence after the applicable Original Issue Date in one or more related transactions of any of (a) an acquisition (whether by way of merger, share exchange, consolidation, business combination or similar transaction) by an individual or legal entity or “group” (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of effective control (whether through legal or beneficial ownership of capital stock of the Company, or by contract) of in excess of 50% of the voting securities of the Company, (b) the Company merges into or consolidates with any other Person, or any Person merges into or consolidates with the Company and, after giving effect to such transaction, the stockholders of the Company immediately prior to such transaction own less than 50% of the aggregate voting power of the Company or the successor entity of such transaction, or (c) the Company sells, leases, licenses, conveys, transfers or otherwise disposes of all or substantially all of its assets to another Person.

LIQTECH INTERNATIONAL, INC.
SECOND AMENDMENT TO NOTE AND WARRANT PURCHASE AGREEMENT
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c) “Commission” means the United States Securities and Exchange Commission.

d) “Common Stock” means the shares of common stock, par value $0.001 per share, of the Company.

e) “Common Stock Equivalents” means any securities or instruments of the Company or its subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

f) “Convertible Securities” means evidences of indebtedness, shares or other securities directly or indirectly convertible into or exchangeable for shares or Common Stock, including but not limited to the preferred stock, warrants, notes, or other rights to acquire securities of the Company (but excluding Options).

g) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

h) “Note” means the senior promissory note issued to the initial Holder of this Warrant on the Amendment Date.

i) “Options” means rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities, but excludes options issued to employees, directors, officers, consultants, contractors, or advisors to the Company or any of its subsidiaries in connection with the provision of bona fide services pursuant to a plan, agreement or arrangement approved by the Board of Directors.

j) “Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

k) “Purchase Agreement” means that certain Note and Warrant Purchase Agreement, dated June 22, 2022, among the Company and the purchasers signatory thereto, as amended by that certain First Amendment to Note and Warrant Purchase Agreement, dated effective September 30, 2023 and that certain Second Amendment to the Note and Warrant Purchase agreement, dated effective March [●], 2025..

l) “Trading Day” means a day on which the principal Trading Market is open for business.

m) “Trading Market” means any of the following markets or exchanges on which Common Stock is listed or quoted for trading on the date in question: the Nasdaq Stock Market, the New York Stock Exchange, OTCQB or OTCQX (or any successors to any of the foregoing).

n) “Transfer Agent” means Securities Transfer Corporation, the current transfer agent of the Company with a mailing address of 2901 N. Dallas Parkway, Suite 380, Plano, TX 75093 and a telephone number of 469.633.0101, and any successor transfer agent of the Company.

LIQTECH INTERNATIONAL, INC.
SECOND AMENDMENT TO NOTE AND WARRANT PURCHASE AGREEMENT
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Section 2. Exercise.

a) Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Amendment Date and on or before the Termination Date by delivery to the Company of a duly executed facsimile copy (or e-mail attachment) of the Notice of Exercise in the form annexed hereto. Within the earlier of (i) two (2) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period (as defined in Section 2(c)(i) below) following the date of exercise as aforesaid, the Holder shall deliver the aggregate Exercise Price for the shares specified in the applicable Notice of Exercise by wire transfer or cashier’s check drawn on a United States bank unless the cashless exercise procedure specified in Section 2(c) below is specified in the applicable Notice of Exercise. No ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise form be required. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within five (5) Trading Days of the date the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise within one (1) business day of receipt of such notice. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

b) Exercise Price. The exercise price per share of the Common Stock under this Warrant shall be $2.00 subject to adjustment hereunder (the “Exercise Price”).

c) Mechanics of Exercise.

i. Delivery of Warrant Shares Upon Exercise. Warrant Shares purchased hereunder shall be transmitted by the Transfer Agent to the Holder by crediting the account of the Holder’s or its designee’s balance account with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Company is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the Warrant Shares to or resale of the Warrant Shares by the Holder or (B) the Warrant Shares are eligible for resale by the Holder without volume or manner-of-sale limitations pursuant to Rule 144, and otherwise by physical delivery of a certificate or evidence that the Warrant Shares have been electronically issued in “book-entry” form, in each case, registered in the Company’s share register in the name of the Holder or its designee, for the number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the address specified by the Holder in the Notice of Exercise by the date that is one (1) Trading Day after the delivery to the Company of the Notice of Exercise (such date, the “Warrant Share Delivery Date”). Upon delivery of the Notice of Exercise the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of the Warrant Shares; provided payment of the aggregate Exercise Price (other than in the case of a cashless exercise) is received within the earlier of (i) two Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period of delivery of the Notice of Exercise. The Company agrees to maintain a transfer agent that is a participant in the FAST program so long as this Warrant remains outstanding and exercisable. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Company’s primary Trading Market with respect to the Common Stock as in effect on the date of delivery of the Notice of Exercise.

LIQTECH INTERNATIONAL, INC.
SECOND AMENDMENT TO NOTE AND WARRANT PURCHASE AGREEMENT
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ii. Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

iii. Rescission Rights. If the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

iv. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

v. Charges; Taxes and Expenses. Issuance of Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such Warrant Shares, all of which taxes and expenses shall be paid by the Company, and such Warrant Shares shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event that Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto. The Company shall pay all Transfer Agent fees required for same-day processing of any Notice of Exercise and all fees to the Depository Trust Company (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Warrant Shares.

vi. Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

d) Holder’s Exercise Limitations. Notwithstanding anything to the contrary contained herein, the Company shall not effect any exercise of this Warrant, and the Holder shall not have the right to exercise this Warrant, to the extent that, after giving effect to such exercise, the Holder (or any of the Holder’s Affiliates or any Persons acting as a group together with the Holder or any of the Holder’s Affiliates (such Persons, the “Attribution Parties”)) would beneficially own in excess of the Beneficial Ownership Limitation. For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and the Attribution Parties shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining, unexercised portion of this Warrant beneficially owned by such Holder or any the Attribution Parties and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company (including, without limitation, any other Common Stock Equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of the Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 2(d), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section 2(d) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with the Attribution Parties) and of how many Warrant Shares are issuable shall be in the sole discretion of the Holder (provided that such determination by the Holder shall be reasonably acceptable to the Company), and the submission of a Notice of Exercise shall be deemed to be the Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with the Attribution Parties) and of which portion of this Warrant is exercisable, in each case, subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 2(d), in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (i) the Company’s most recent periodic or annual report filed with the Commission, as the case may be; (ii) a more recent public announcement by the Company; or (iii) a more recent written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of the Holder, the Company shall within two (2) Trading Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or the Attribution Parties since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of Warrant Shares issuable upon exercise of this Warrant by the Holder. The Holder, upon notice to the Company, may waive the Beneficial Ownership Limitation provisions of this Section 2(d), provided that such waiver (A) will not be effective until the 61st day after such notice is delivered to the Company, (B) shall only apply to the Holder, and (C) will not be effective to the extent such waiver would require the prior approval of the Company’s stockholders, unless such approval has been obtained. The limitations contained in this Section 2(d) shall apply to a successor holder of this Warrant.

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Section 3. Certain Adjustments.

a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on shares of Common Stock or any other Common Stock Equivalents (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant); (ii) subdivides outstanding shares of Common Stock into a larger number of shares; (iii) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares; or (iv) issues, in the event of a reclassification of shares of Common Stock, any shares of capital stock of the Company, then, in each case, the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Company) outstanding immediately before such event, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

b) Subsequent Rights Offerings. In addition to any adjustments pursuant to Section 3(a) above, if at any time the Company grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

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c) Pro Rata Distributions. During such time as this Warrant is outstanding, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution.

d) Fundamental Transaction. If, at any time while this Warrant is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, (ii) the Company, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of Common Stock or any compulsory share exchange pursuant to which Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a “Fundamental Transaction”), then, in connection with the consummation of such Fundamental Transaction, the Holder shall receive, for each Warrant Share that would have been issuable to the Holder upon such exercise on a cashless basis immediately prior to the occurrence of such Fundamental Transaction (and without regard to the Beneficial Ownership Limitation), the amount of consideration or, if applicable, the number of shares of capital stock of the successor or acquiring corporation or shares of Common Stock of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such Fundamental Transaction (without regard to the Beneficial Ownership Limitations). If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives with respect to this Warrant in connection with such Fundamental Transaction.

e) Sale of Shares Below Exercise Price.

i.         If at any time or from time to time after the Amendment Date but prior to the nine-month anniversary of the date on which each Note is repaid in full, the Company grants, issues or sells Additional Shares of Common Stock (a “Subsequent Financing”) for an Effective Price less than the then existing Exercise Price, then the Exercise Price shall be reduced, effective as of the closing of such Subsequent Financing, to a price determined by multiplying that Exercise Price by a fraction, the numerator of which shall be (A) the number of shares of Common Stock outstanding as of the close of business on the day preceding the closing of the Subsequent Financing (treating for this purpose as outstanding all shares of Common Stock issuable upon exercise of all rights, options or warrants or upon conversion of all securities convertible into or exchangeable for Common Stock (including this Warrant) outstanding as of the close of business on the day preceding the closing of the Subsequent Financing) plus (B) the number of shares of Common Stock which the aggregate consideration received (or by the express provisions hereof is deemed to have been received) by the Company for the total number of Additional Shares of Common Stock so issued would purchase at such Exercise Price (prior to such adjustment) and the denominator of which shall be (X) the number of shares of Common Stock outstanding immediately prior to the closing of the Subsequent Financing (treating for this purpose as outstanding all shares of Common Stock issuable upon exercise of all rights, options or warrants or upon conversion of all securities convertible into or exchangeable for Common Stock (including this Warrant) outstanding as of the close of business on the day preceding the closing of the Subsequent Financing) plus (Y) the number of such Additional Shares of Common Stock issued or sold in the Subsequent Financing. For the purpose of making any adjustment required under this Section 3(e), the consideration received by the Company for any issue or sale of securities in a Subsequent Financing shall (A) to the extent it consists of cash be computed at the amount of cash received by the Company, (B) to the extent it consists of property other than cash, be computed at the fair market value of that property as reasonably determined in good faith by the Board of Directors, and (C) if Additional Shares of Common Stock, Convertible Securities or Options are issued or sold together with other stock or securities or other assets of the Company for a consideration which covers both, be computed as the portion of the consideration so received that may be reasonably determined in good faith by the Board of Directors to be allocable to such Additional Shares of Common Stock, Convertible Securities or Options.

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ii.         For the purpose of the adjustment required under Section 3(e)(i), if the Company issues or sells any Convertible Securities or Options (or securities directly or indirectly convertible into or exchangeable for Additional Shares of Common Stock, Convertible Securities or Options), and if the Effective Price of such Common Stock underlying any such Convertible Securities or Options is less than the Exercise Price then in effect, then in each case the Company shall be deemed to have issued at the time of the issuance of such Convertible Securities or Options the maximum number of Additional Shares of Common Stock issuable upon exercise or conversion thereof and to have received as consideration for the issuance of such shares an amount equal to the total amount of the consideration, if any, received by the Company for the issuance of Convertible Securities or Options, plus, in the case of any Options, the minimum amounts of consideration, if any, payable to the Company upon the exercise of such Options, plus, in the case of Convertible Securities, the minimum amounts of consideration, if any, payable to the Company (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) upon the conversion thereof. No further adjustment of the Exercise Price, adjusted upon the issuance of such Convertible Securities or Options, shall be made as a result of the actual issuance of Additional Shares of Common Stock on the exercise of any such rights or options or the conversion of any such Convertible Securities.

iii.         If any such Options or the conversion privilege represented by any such Convertible Securities shall expire without having been exercised, the Exercise Price as adjusted upon the issuance of such Options or Convertible Securities shall be readjusted to the Exercise Price which would have been in effect had an adjustment been made on the basis that the only Additional Shares of Common Stock so issued were the Additional Shares of Common Stock, if any, actually issued or sold on the exercise of such Options or rights of conversion of such Convertible Securities, and such Additional Shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise, plus the consideration, if any, actually received by the Company for the granting of all such rights or options, whether or not exercised, plus the consideration received for issuing or selling the Convertible Securities actually converted, plus the consideration, if any, actually received by the Company (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) on the conversion of such Convertible Securities.

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iv.         If the purchase price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion, exercise or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exercisable or exchangeable for shares of Common Stock increases or decreases at any time, the Exercise Price in effect at the time of such increase or decrease shall be adjusted to the Exercise Price, which would have been in effect at such time had such Options or Convertible Securities provided for such increased or decreased purchase price, additional consideration or increased or decreased conversion rate, as the case may be, at the time initially granted, issued or sold. For purposes of this Section 3(e)(iv), if the terms of any Option or Convertible Security that was outstanding as of the date hereof are increased or decreased in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the shares of Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such increase or decrease. No adjustment pursuant to this Section 3(e) shall be made if such adjustment would result in an increase of the Exercise Price then in effect.

v.         “Additional Shares of Common Stock” shall mean all shares of Common Stock issued (or deemed issued hereunder) by the Company after the Amendment Date, whether or not subsequently reacquired or retired by the Company, other than: (A) shares of Common Stock, Options or Convertible Securities issued as a dividend or distribution on preferred stock; (B) shares of Common Stock, Convertible Securities or options issued to employees, directors, officers, consultants, contractors, or advisors to the Company or any of its subsidiaries in connection with the provision of bona fide services pursuant to a plan, agreement or arrangement approved by the Board of Directors; (C) shares of Common Stock or Convertible Securities actually issued upon the exercise of Options outstanding on the Amendment Date or thereafter issued in accordance with the Articles of Incorporation of the Company or shares of Common Stock actually issued upon the conversion or exchange of Convertible Securities outstanding on the Amendment Date or thereafter issued in accordance with the Articles of Incorporation of the Company, in each case, provided such issuance is pursuant to the terms of such Option or Convertible Security; (D) shares of Common Stock, Options or Convertible Securities issued to banks, equipment lessors or other financial institutions, or to real property lessors in connection with the provision of bona fide goods or services pursuant to a debt financing, equipment leasing, commercial credit arrangements, real property leasing transactions or similar transaction approved by the Board of Directors; (E) shares of Common Stock, Options or Convertible Securities issued to suppliers or third party service providers in connection with the provision of bona fide goods or services pursuant to transactions approved by the Board of Directors; (F) shares of Common Stock, Options or Convertible Securities issued pursuant to the acquisition of another entity by the Company through a merger, the purchase of all or substantially all of the assets of the other entity, other reorganization, or in connection with a joint venture agreement, technology license agreement or other acquisition agreement pursuant to which the Company acquires technology or other assets in a transaction or series of related transactions, in each case, approved by the Board of Directors; and (G) shares of Common Stock, Options or Convertible Securities issued upon conversion of preferred stock or the exercise of this Warrant. The “Effective Price” of Additional Shares of Common Stock shall mean the quotient determined by dividing the aggregate consideration received, or deemed to have been received by the Company for such issue under this Section 3(e), for such Additional Shares of Common Stock by the total number of Additional Shares of Common Stock issued or sold, or deemed to have been issued or sold by the Company under this Section 3(e).

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f) Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

g) Notice to Holder.

i. Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly deliver to the Holder by facsimile or email a notice setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment.

ii. Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be delivered by facsimile or email to the Holder at its last facsimile number or email address as it shall appear upon the Warrant Register of the Company, at least 5 Trading Days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided in this Warrant constitutes, or contains, material, non-public information regarding the Company or any of its subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

Section 4. Transfer of Warrant.

a) Transferability. Subject to compliance with any applicable securities laws and the conditions set forth in Section 4(d) hereof and to the provisions of Section 3.8 of the Purchase Agreement, this Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part (i) to an affiliate of the Holder or (ii) to any other person only with the written consent of the Company, in each case, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company unless the Holder has assigned this Warrant in full, in which case, the Holder shall surrender this Warrant to the Company within three (3) Trading Days of the date the Holder delivers an assignment form to the Company assigning this Warrant full. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

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b) New Warrant. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the original issue date and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

c) Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

d) Transfer Restrictions. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be either (i) registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws or (ii) eligible for resale without volume or manner-of-sale restrictions or current public information requirements pursuant to Rule 144, the Company may require, as a condition of allowing such transfer, that the Holder or transferee of this Warrant, as the case may be, comply with the provisions of Section 3.8 of the Purchase Agreement.

e) Representation by the Holder. The Holder, by the acceptance hereof, represents and warrants that it is acquiring this Warrant and, upon any exercise hereof, will acquire the Warrant Shares issuable upon such exercise, for its own account and not with a view to or for distributing or reselling such Warrant Shares or any part thereof in violation of the Securities Act or any applicable state securities law, except pursuant to sales registered or exempted under the Securities Act.

Section 5. Miscellaneous.

a) No Rights as Stockholder Until Exercise. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 2(c)(i), except as expressly set forth in Section 3.

b) Registration Rights. All Warrant Shares issued upon exercise of this Warrant shall be covered by the Registration Rights Agreement of even date herewith, entered into between the Holder and the Company.

c) Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

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d) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Trading Day, then, such action may be taken or such right may be exercised on the next succeeding Trading Day.

e) Authorized Shares. The Company covenants that, during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of issuing the necessary Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant.

Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

f) Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the provisions of the Purchase Agreement.

g) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

h) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies, notwithstanding the fact that all rights hereunder terminate on the Termination Date. If the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

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i) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

j) Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

k) Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

l) Successors and Assigns. Subject to applicable securities laws and the conditions set forth in Section 4(d) hereof and the provisions of Section 3.8 of the Purchase Agreement, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.

m) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

n) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

o) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

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IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

LIQTECH INTERNATIONAL, INC.

By:
Name:	Fei Chen
Title:	Chief Executive Officer

[Signature Page to Warrant]

Exhibit B-1

NOTICE OF EXERCISE

TO: LIQTECH INTERNATIONAL, INC.

(1) The undersigned hereby elects to purchase Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

The Warrant Shares shall be delivered to the following DWAC Account Number:

(3) Accredited Investor. The undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

[SIGNATURE OF HOLDER]

Name of Investing Entity:
Signature of Authorized Signatory of Investing Entity:
Name of Authorized Signatory:
Title of Authorized Signatory:
Date:

LIQTECH INTERNATIONAL, INC.
SECOND AMENDMENT TO NOTE AND WARRANT PURCHASE AGREEMENT
SIGNATURE PAGE

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to:

Name:
Address:
Phone Number:
Email Address:
Dated: ,	Holder’s Signature:
Holder’s Address:

LIQTECH INTERNATIONAL, INC.
SECOND AMENDMENT TO NOTE AND WARRANT PURCHASE AGREEMENT
SIGNATURE PAGE